UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 23, 2005

Eclipsys Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24539	65-0632092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 Clint Moore Road, Boca Raton, Florida		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-322-4321

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On June 23, 2005, the Registrant entered into an employment agreement with Brian W. Copple pursuant to which the Registrant employs Mr. Copple as its Chief Legal Officer and General Counsel. The agreement includes the following material terms: (i) an initial annual salary of $380,000; (ii) participation in the Registrant’s executive bonus plan and other benefits on the same basis as other executives; (iii) employment at will; (iv) severance benefits of one year's salary and target bonus (not less than $200,000) plus an additional 12 months' vesting of stock options and restricted stock if Mr. Copple's employment is terminated by him with Good Reason or by the Registrant without Cause, as those terms are defined in the agreement; and (v) full vesting of all stock options and restricted stock, together with a gross-up for any excise tax on excess parachute payments, if, in connection with a change in control of the Registrant, Mr. Copple's employment is terminated by him with Good Reason or by the Registrant without Cause, as those terms are defined in the agreement.

In connection with commencement of employment on May 30, 2005, the Registrant granted to Mr. Copple (i) a non-qualified ten-year option to purchase up to 90,000 shares of the Registrant's common stock at a price of $13.60 per share (which was the fair market value of the Registrant's common stock on the date of grant); and (ii) 60,000 shares of restricted common stock of the Registrant, which pending vesting may not be transferred and are subject to repurchase by the Registrant in connection with termination of employment. Subject to continued employment and acceleration of vesting as described above, (i) the option vests and becomes exercisable with respect to 20% of the underlying shares on May 30, 2006, and with respect to the balance of the underlying shares ratably over the following 48 months; and (ii) the restricted stock vests and becomes free of transfer restrictions and the Registrant's repurchase option 20% on May 30, 2006 and the balance ratably over the following 48 months.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index attached hereto.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eclipsys Corporation

June 29, 2005	By:	/s/John A. Adams

Name: John A. Adams
Title: Chief Administrative Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10..1	Employment Agreement with Brian W. Copple
10..2	Stock Option Agreement with Brian W. Copple
10..3	Restricted Stock Agreement with Brian W. Copple